As filed with the Securities and Exchange Commission December 4, 2000




                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 29, 2000


                               SOFTLOCK.COM, INC.

             (Exact Name of Registrant as Specified in its Charter)


                     Delaware                                 1-13611                                04-3153168
                ----------------                             ----------                              ----------
         (State or other jurisdiction of              (Commission File Number)                       (IRS Employer
         incorporation or organization)                                                         Identification Number)


                Five Clock Tower Place, Ste. 440
                      Maynard, MA                               01754
          (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (978) 461-5940






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Item 5.  Other Events.
------   ------------

         In press releases attached hereto as Exhibits 99.1 and 99.2, Softlock.com, Inc. announced that it has assumed the name "Digital Goods" and has increased its focus on assisting content publishers maximize the sale of rights-protected digital content.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------

                  (a)      Financial Statements

                  None.

                  (b)      Pro Forma Financial Information

                  None.

                  (c)      Exhibits

                  99.1     Press Release dated November 29, 2000.
                  99.2     Press Release dated December 4, 2000.


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                                       S-1



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SOFTLOCK.COM, INC.


Date:  December 4, 2000                     By: /s/ Michael Dziczkowski
                                               -------------------------
                                               Michael Dziczkowski
                                               Vice President and Corporate
                                               Controller
                                               (Principal Accounting Officer)



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                                  Exhibit Index

                  99.1     Press Release dated November 29, 2000.
                  99.2     Press Release dated December 4, 2000.